item77q1e
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                               ITEM 77Q1(e)
		New Investment Advisory Contract

Investment Advisory Agreement between Registrant and Liberty Street Advisors, LLC regarding Liberty Street Horizon Fund (this exhibit is incorporated by reference to Exhibit (d)(25) in post effective amendment No. 210 filed with the Securities and Exchange Commission via EDGAR on May 30, 2007, (accession number 0000898432-07-000571) and is legally part of this Form N-SAR.